Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code (717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     Not Applicable.

Item 2. Acquisition or Disposition of Assets.

     Not Applicable.

Item 3. Bankruptcy or Receivership.

     Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

     Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On January 28, 2003, Sterling Financial Corporation issued a press release announcing fourth quarter 2002 earnings. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6. Resignations of Registrant’s Directors.

     Not Applicable.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated January 28, 2003
Re: Registrant announces fourth quarter 2002 earnings.

Item 8. Changes in Fiscal Year.

     Not Applicable.

Item 9. Regulation FD Disclosure.

     Not Applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

By:

J. Roger Moyer, Jr.
President and Chief Executive Officer

DATE January 29, 2003

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EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release, of Sterling Financial Corporation dated January 28, 2003	5

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